                                                                    Exhibit 99.1

                                [GRAPHIC OMITTED]

                                  NEWS RELEASE

FOR IMMEDIATE RELEASE:                           FOR MORE INFORMATION,
JULY 24, 2003                                    CONTACT:   ROBERT L.
                                                 SCHUMACHER AT (276) 326-9000

            FIRST COMMUNITY BANCSHARES, INC. (FCBC) ANNOUNCES RECORD
                        SECOND QUARTER OPERATING RESULTS

         First Community Bancshares, Inc. (Nasdaq: FCBC; www.fcbinc.com) today reported record earnings of $7.0 million for the second quarter of 2003, or $0.63 basic and diluted earnings per share (adjusted for a 10% stock dividend to be distributed on or about August 15, 2003 to stockholders of record August 1,
2003). This represents a per share improvement of 14.6% compared to $0.55 per basic and diluted share for the second quarter of 2002. Return on average equity in the second quarter of 2003 was 17.29% compared to 17.25% for the second quarter of last year. In addition, return on average assets increased to 1.78% in 2003 compared to 1.65% for the second quarter of last year. President and Chief Executive Officer John M. Mendez commented on the earnings report noting that, "Record earnings for both the quarter and the first half were very gratifying and provide a strong foundation for the Company's recent and continued expansion efforts."

         Net income for the second quarter of 2003 increased by $929,000 compared to the second quarter of 2002. The larger contributing factors to this increase were a $415,000 improvement in net interest income and an increase in noninterest income of $2.0 million, $1.3 million of which was an increase in mortgage banking income. Partially offsetting these improvements were a $286,000 increase in the provision for loan losses and an increase of $968,000 in total noninterest expenses, principally salaries and benefits which were up $693,000 as a result of increased loan production by the

Company's mortgage division, the addition of Bank of Greenville in late 2002, the addition of The CommonWealth Bank in June 2003 and a general increase in salaries and benefits, as staffing needs at several locations were satisfied in order to support added corporate services and continued branch growth including newly established branches in Winston-Salem, North Carolina.

         Net income for the six months ended June 30, 2003 was $13.7 million, versus $12.4 million for the six months ended June 30, 2002, an increase of $1.3 million or 11%. Contributing to this increase in net income was a $1.1 million or 3.8% increase in net interest income and a $2.1 million increase in noninterest income. The increase in noninterest income is largely the result of a 20% or $1.1 million increase in mortgage banking income and a $538,000, or 16.5%, increase in service charges on deposit accounts. Total noninterest expenses also increased 7%, or $1.5 million for the six months ended June 30, 2003, again, largely due to salaries and benefits. The improved financial performance of the Company translates into an increase of $0.11 in basic and diluted earnings per share to $1.25 for the first six months of 2003 compared to the same period last year. Return on average equity for the first six months of 2003 was 17.46% compared to 17.95% for the first six months of last year. Return on average assets also improved to 1.79% compared to 1.71% for the first six months of 2002.

         The provision for loan losses for the six months ended June 30, 2003 decreased by $62,000 over the comparable period in the prior year, but increased by $1.3 million when compared to the quarter ended March 31, 2003. The increase during the quarter is largely attributable to management's initial determination that an aggregate of $2.8 million in loans, part of a $12.2 million portfolio originated by one loan officer, is substandard. During the second quarter of 2003, following the discovery of the loan officer's deficiencies in the application of policies and procedures associated with these loans, management implemented a comprehensive risk assessment of all of such identified loans and incorporated these credits in its analysis for loan losses at June 30, 2003. Based upon this analysis, management believes that the resulting increase in the provision and allowance under the circumstances is appropriate. At June 30, 2003, the portfolio in question had loans with an average loan balance of $28,000, which had been originated by such loan officer during the last three years. As of June 30, 2003, $11.6 million, or 95% of the portfolio, was performing in accordance with original terms. Management has terminated the loan officer in question, and has made associated changes in regional management.

         Chief Executive Officer John M. Mendez noted that, "Despite the continued slow economy and the individual loan portfolio noted above, First Community's overall asset quality ratios remain quite good and reflects continuing improvement over previous periods." The ratio of non-performing assets to total assets was .33% on June 30, 2003, slightly lower than the March 31, 2003 level of .44%. The Company reported non-accrual loans of $2.6 million at June 30, 2003 compared to $4 million at March 31, 2003 and $3 million at December 31, 2002. Total delinquencies as a percent of total loans were 1.19%, slightly higher than the first quarter 2003 level of 1.09%. The coverage ratio at June 30, 2003 was 596.5% compared to 343% at March 31, 2003.

         Period-end assets at June 30, 2003 increased to $1.7 billion versus $1.52 billion at year-end 2002. Asset growth for the six-month period includes $128.7 million resulting from the acquisition of The CommonWealth Bank in Richmond, Virginia. Total equity for the Company increased to $175.3 million resulting in book value per common share outstanding of $15.57 at June 30, 2003, up from $14.28 at March 31, 2003 and $13.18 at the end of the first quarter 2002.

         First Community Bancshares, Inc., headquartered in Bluefield, Virginia, has assets of approximately $1.7 billion and is the parent company of First Community Bank, N. A., also headquartered in Bluefield. First Community Bank operates through 47 full-service offices and two trust and investment management offices in the three-state region of Virginia, West Virginia and North Carolina. First Community Bank is also the parent company of Stone Capital Management, Inc., an SEC registered investment advisory firm and United First Mortgage, Inc., which operates 11 retail mortgage offices throughout Virginia. First Community Bancshares, Inc.'s common stock is traded on the Nasdaq National Market under the symbol "FCBC."

                                   DISCLAIMER

         This news release may include forward-looking statements. These forward- looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions, the timely development, production and acceptance of new products and services and their feature sets; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company's Securities and Exchange Commission reports, including but not limited to the Annual Report on Form 10-K for the most recent year ended.

FIRST COMMUNITY BANCSHARES, INC.
CONSOLIDATED STATEMENTS OF INCOME
================================================================================
(Dollars in Thousands, Except Per Share Data)(unaudited)

                                                                              Six Months                    Three Months
                                                                                Ended                          Ended
                                                                               June 30                        June 30
                                                                  -----------------------------------------------------------
                                                                         2003            2002           2003           2002
                                                                  -----------------------------------------------------------
INTEREST         Interest and fees on loans held for investment     $    33,874    $    36,049     $    16,982   $    18,013
INCOME           Interest and fees on loans held for sale                 1,284          1,670             655           826
                 Interest on securities-taxable                           6,532          6,999           3,387         3,621
                 Interest on securities-nontaxable                        3,299          3,422           1,642         1,680
                 Interest on federal funds sold and deposits                362             82             147            39
-----------------------------------------------------------------------------------------------------------------------------
                               TOTAL INTEREST INCOME                     45,351         48,222          22,813        24,179
-----------------------------------------------------------------------------------------------------------------------------
INTEREST         Interest on deposits                                    10,459         13,397           5,142         6,404
EXPENSE          Interest on borrowings                                   4,125          5,180           2,084         2,603
-----------------------------------------------------------------------------------------------------------------------------
                               TOTAL INTEREST EXPENSE                    14,584         18,577           7,226         9,007
-----------------------------------------------------------------------------------------------------------------------------
                               NET INTEREST INCOME                       30,767         29,645          15,587        15,172
                 Provision for loan losses                                1,897          1,959           1,308         1,022
-----------------------------------------------------------------------------------------------------------------------------
                               NET INTEREST INCOME AFTER PROVISION
                               FOR LOAN LOSSES                           28,870         27,686          14,279        14,150
-----------------------------------------------------------------------------------------------------------------------------
NON-INTEREST     Fiduciary income                                           981            844             565           501
INCOME           Service charges on deposit accounts                      3,807          3,269           1,986         1,806
                 Other service charges, commissions and fees              1,069            681             556           355
                 Mortgage banking income                                  6,414          5,356           3,450         2,107
                 Other operating income                                     541            482             244           186
                 Gain on sale of securities                                 153            186             133             9
-----------------------------------------------------------------------------------------------------------------------------
                               TOTAL NON-INTEREST INCOME                 12,965         10,818           6,934         4,964
-----------------------------------------------------------------------------------------------------------------------------
NON-INTEREST     Salaries and employee benefits                          12,772         11,549           6,439         5,746
EXPENSE          Occupancy expense of bank premises                       1,672          1,422             823           679
                 Furniture and equipment expense                          1,050          1,065             520           562
                 Amortization of intangible assets                          114            119              51            60
                 Other operating expense                                  6,937          6,900           3,581         3,399
-----------------------------------------------------------------------------------------------------------------------------
                               TOTAL NON-INTEREST EXPENSE                22,545         21,055          11,414        10,446
-----------------------------------------------------------------------------------------------------------------------------
                 Income before income taxes                              19,290         17,449           9,799         8,668
                 Income tax expense                                       5,575          5,094           2,832         2,630
-----------------------------------------------------------------------------------------------------------------------------
                               NET INCOME                           $    13,715    $    12,355     $     6,967   $     6,038
-----------------------------------------------------------------------------------------------------------------------------
                 BASIC EARNINGS PER COMMON SHARE (EPS)              $      1.25    $      1.14     $      0.63   $      0.55
-----------------------------------------------------------------------------------------------------------------------------
                 DILUTED EARNINGS PER COMMON SHARE (DEPS)           $      1.25    $      1.14     $      0.63   $      0.55

                 Weighted Average Shares Outstanding:
                    Basic                                            10,937,927     10,933,145      10,969,748    10,939,674
                    Diluted                                          11,021,010     10,984,274      11,084,847    10,993,193

                 For the period:
                      Return on average equity                            17.46%         17.95%          17.29%        17.25%
                      Return on average assets                             1.79%          1.71%           1.78%         1.65%
                      Cash dividends per share                      $      0.47    $      0.45     $      0.24   $      0.23
                 At period end:
                      Book value per share                          $     15.57    $     13.18     $     15.57   $     13.18
                      Market value (average bid and ask)            $     35.58    $     30.00     $     35.58   $     30.00
=============================================================================================================================

FIRST COMMUNITY BANCSHARES, INC.
CONSOLIDATED BALANCE SHEETS
================================================================================
(Dollars in Thousands, Except Per Share Data)(Unaudited)

                                                                                              JUNE 30,           DECEMBER 31,
                                                                                                2003                2002
                                                                                        -----------------    -----------------
ASSETS             Cash and due from banks                                                   $    43,551          $    33,364
                   Interest-bearing deposits with banks                                           25,795               88,064
                   Fed Funds Sold                                                                  7,353                3,157
                   Securities available for sale (amortized cost of $405,630
                       June 30, 2003; $289,616, December 31, 2002)                               419,815              300,885
                   Securities held to maturity (market value of $42,604
                       June 30, 2003; $43,342, December 31, 2002)                                 39,745               41,014
                   Loans held for sale                                                            45,458               66,364
                   Loans held for investment, net of unearned income                           1,027,928              927,621
                       Less allowance for loan losses                                             15,707               14,410
------------------------------------------------------------------------------------------------------------------------------
                   Net loans                                                                   1,012,221              913,211
                   Premises and equipment                                                         29,449               25,078
                   Other real estate owned                                                         2,787                2,855
                   Interest receivable                                                             8,381                7,897
                   Other assets                                                                   22,966               15,391
                   Intangible assets                                                              42,791               27,083
------------------------------------------------------------------------------------------------------------------------------
                               TOTAL ASSETS                                                  $ 1,700,312          $ 1,524,363
==============================================================================================================================
LIABILITIES        Deposits:
                       Demand                                                                $   210,347          $   165,557
                       Interest-bearing demand                                                   234,551              200,297
                       Savings                                                                   185,284              180,786
                       Time                                                                      626,539              593,087
------------------------------------------------------------------------------------------------------------------------------
                          Total Deposits                                                       1,256,721            1,139,727
                   Interest, taxes and other liabilities                                          21,686               15,940
                   Securities sold under agreements to repurchase                                 93,742               91,877
                   FHLB and other indebtedness                                                   152,855              124,357
------------------------------------------------------------------------------------------------------------------------------
                               TOTAL LIABILITIES                                               1,525,004            1,371,901
------------------------------------------------------------------------------------------------------------------------------
STOCKHOLDERS'      Preferred stock, par value undesignated; 1,000,000 shares authorized;
EQUITY                no shares issued and outstanding in 2003 and 2002                                -                    -
                   Common stock, $1 par value; 15,000,000 shares authorized in 2003 and 2002, respectively; 11,390,205 issued in 2003 and 10,952,385 issued in 2002; and 11,256,674 and 10,877,330 outstanding in
                      2003 and 2002, respectively                                                 11,390                9,957
                   Additional paid-in capital                                                    108,286               58,642
                   Retained earnings                                                              51,149               79,084
                   Treasury stock, at cost                                                        (4,028)              (1,982)
                   Accumulated other comprehensive income                                          8,511                6,761
------------------------------------------------------------------------------------------------------------------------------
                               TOTAL STOCKHOLDERS' EQUITY                                        175,308              152,462
------------------------------------------------------------------------------------------------------------------------------
                               TOTAL LIABILITIES AND
                               STOCKHOLDERS' EQUITY                                          $ 1,700,312          $ 1,524,363
==============================================================================================================================

FIRST COMMUNITY BANCSHARES, INC.
QUARTERLY PERFORMANCE SUMMARY                                                    AS OF AND FOR THE QUARTER ENDED
INCOME STATEMENTS                                                  JUNE 30,     MARCH 31,    DECEMBER 31,  SEPTEMBER 30,  JUNE 30,
(DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)                         2003         2003           2002          2002         2002
                                                                --------------------------------------------------------------------

INTEREST  Interest and fees on loans held for investment        $    16,982   $    16,892   $    17,769   $    18,597   $    18,013
INCOME    Interest and fees on loans held for sale                      655           629         1,063           851           826
          Interest on securities-taxable                              3,387         3,145         2,766         3,236         3,621
          Interest on securities-nontaxable                           1,642         1,657         1,718         1,679         1,680
          Interest on federal funds sold and deposits                   147           215           215            88            39
                                                                --------------------------------------------------------------------
                        TOTAL INTEREST INCOME                        22,813        22,538        23,531        24,451        24,179
                                                                --------------------------------------------------------------------
INTEREST  Interest on deposits                                        5,142         5,317         5,763         6,206         6,404
EXPENSE   Interest on borrowings                                      2,084         2,041         2,228         2,234         2,603
                                                                --------------------------------------------------------------------
                        TOTAL INTEREST EXPENSE                        7,226         7,358         7,991         8,440         9,007
                                                                --------------------------------------------------------------------
                        NET INTEREST INCOME                          15,587        15,180        15,540        16,011        15,172
          Provision for loan losses                                   1,308           589           947         1,302         1,022
                                                                --------------------------------------------------------------------
                        NET INTEREST INCOME AFTER PROVISION
                        FOR LOAN LOSSES                              14,279        14,591        14,593        14,709        14,150
                                                                --------------------------------------------------------------------
NON-INT   Fiduciary income                                              565           416           486           443           501
INCOME    Service charges on deposit accounts                         1,986         1,821         1,921         1,866         1,806
          Other service charges, commissions and fees                   556           513           371           328           355
          Mortgage banking income                                     3,450         2,964         1,841         2,238         2,107
          Other operating income                                        244           297           214           100           186
          Gain (loss) on Securities                                     133            20          (599)           22             9
                                                                --------------------------------------------------------------------
                        TOTAL NON-INTEREST INCOME                     6,934         6,031         4,234         4,997         4,964
                                                                --------------------------------------------------------------------
NON-INT   Salaries and employee benefits                              6,439         6,333         5,972         5,746         5,746
EXPENSE   Occupancy expense of bank premises                            823           849           714           738           679
          Furniture and equipment expense                               520           530           488           529           562
          Amortization of intangible assets                              51            63            65            61            60
          Other operating expense                                     3,581         3,356         3,724         3,177         3,399
                                                                --------------------------------------------------------------------
                        TOTAL NON-INTEREST EXPENSE                   11,414        11,131        10,963        10,251        10,446
                                                                --------------------------------------------------------------------
          Income before income taxes                                  9,799         9,491         7,864         9,455         8,668
          Income tax expense                                          2,832         2,743         2,086         2,869         2,630
                                                                --------------------------------------------------------------------
                        NET INCOME*                                   6,967         6,748         5,778         6,586         6,038
                                                                ====================================================================

PER       Basic EPS*                                            $      0.63   $      0.62   $      0.53   $      0.60   $      0.55
SHARE     Diluted EPS *                                         $      0.63   $      0.62   $      0.52   $      0.60   $      0.55
DATA      Cash dividends per share                              $      0.24   $      0.24   $      0.23   $      0.23   $      0.23
          Weighted Average Shares Outstanding:
          Basic                                                  10,969,748    10,857,307    10,881,754    10,920,876    10,939,674
          Diluted                                                11,084,847    10,913,481    10,939,535    10,975,950    10,993,193
          Actual shares oustanding at period end                 11,256,674    10,830,701    10,877,330    10,910,330    10,918,580
          Book Value per share at period end                    $     15.57   $     14.28   $     14.02   $     13.73   $     13.18
          Average Bid and Ask per share at period end           $     35.58   $     30.15   $     27.95   $     26.66   $     30.00
RATIOS    Return on average assets*                                    1.78%         1.81%         1.64%         1.78%         1.65%
          Return on average equity*                                   17.29%        17.63%        16.36%        17.64%        17.25%
          Net yield on earning assets                                  4.55%         4.64%         4.70%         4.93%         4.77%
          Efficiency Ratio at end of period                           48.68%        49.67%        49.01%        48.09%        48.99%
          Equity as a percent of total assets at end of period        10.12%        10.12%        10.00%        10.09%         9.89%
          Average earning assets as a percentage of
               average total assets                                   92.67%        92.99%        93.05%        92.82%        92.64%
          Average loans (not including loans held for sale) as
                  a percentage of average deposits                    79.23%        79.50%        81.20%        84.86%        84.83%
QTD       Average Loans (Not including Loans Held for Sale)     $   931,488   $   906,856   $   908,342    $  929,494   $   917,319
AVERAGES  Average Earning Assets                                $ 1,454,319   $ 1,408,749   $ 1,394,399    $1,364,045   $ 1,355,841
          Average Total Assets                                  $ 1,569,302   $ 1,514,900   $ 1,498,567    $1,469,609   $ 1,463,573
          Average deposits                                      $ 1,175,618   $ 1,140,746   $ 1,118,597    $1,095,377   $ 1,081,316
          Average Equity                                        $   161,622   $   155,222   $   150,449    $  148,124   $   140,408
          Taxable Equivalent Net Interest Income                $    16,504   $    16,115   $    16,513    $   16,963   $    16,123
          Average Interest-bearing deposits                     $ 1,008,130   $   983,242   $   959,708    $  936,578   $   926,649



          * - In accordance with FAS 147, goodwill amortization on certain branch acquisitions ceased on October 1, 2002 and, as required, First Community restated quarterly amounts in its 2002 annual report.

FIRST COMMUNITY BANCSHARES, INC.
QUARTERLY PERFORMANCE SUMMARY
BALANCE SHEETS
(DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)

                                                         JUNE            MARCH        DECEMBER 31,    SEPTEMBER 30,     JUNE 30,
                                                         2003            2003            2002            2002            2002
                                                     ---------------------------------------------------------------------------
Cash and due from banks                              $    43,551     $    36,979     $    33,364     $    30,331     $    31,448
Interest-bearing deposits with banks                      25,795          63,146          88,064          20,246             255
Federal funds sold                                         7,353               4           3,157              75
Securities available for sale                            419,815         372,926         300,885         334,408         338,572
Securities held to maturity                               39,745          40,084          41,014          40,211          41,327
Loans held for sale                                       45,458          50,753          66,364          68,821          52,095
Loans held for investment, net of unearned income      1,027,928         897,194         927,621         926,400         928,541
    Less allowance for loan losses                        15,707          13,782          14,410          14,080          14,194
                                                     ---------------------------------------------------------------------------
Net loans                                              1,012,221         883,412         913,211         912,320         914,347
Premises and equipment                                    29,449          25,417          25,078          23,632          22,314
Other real estate owned                                    2,787           2,545           2,855           2,668           2,452
Interest receivable                                        8,381           8,210           7,897           8,340           8,330
Other assets                                              22,966          18,524          15,391          16,843          18,348
Intangible assets                                         42,791          27,110          27,083          26,012          25,846
                                                     ---------------------------------------------------------------------------
            TOTAL ASSETS                             $ 1,700,312     $ 1,529,110     $ 1,524,363     $ 1,483,907     $ 1,455,334
                                                     ===========================================================================
Deposits:
    Demand                                           $   210,347     $   162,998     $   165,557     $   161,249     $   156,820
    Interest-bearing demand                              234,551         207,098         200,297         185,866         180,585
    Savings                                              185,284         183,738         180,786         179,888         175,431
    Time                                                 626,539         599,868         593,087         578,223         568,679
                                                     ---------------------------------------------------------------------------
       Total Deposits                                  1,256,721       1,153,702       1,139,727       1,105,226       1,081,515
Interest, taxes and other liabilities                     21,686          14,663          15,940          13,928          13,704
Federal funds purchased                                      -               -               -               -             8,950
Securities sold under agreements to repurchase            93,742          95,621          91,877          94,964          83,015
FHLB and other indebtedness                              152,855         110,429         124,357         120,053         124,266
                                                     ---------------------------------------------------------------------------
            TOTAL LIABILITIES                          1,525,004       1,374,415       1,371,901       1,334,171       1,311,450
                                                     ---------------------------------------------------------------------------

Preferred Stock                                              -               -               -               -               -
Common stock, $1 par value                                11,390           9,965           9,957           9,957           9,957
Additional paid-in capital                               108,286          58,970          58,642          58,642          58,600
Retained earnings                                         51,149          83,267          79,084          75,353          71,394
Treasury stock, at cost                                   (4,028)         (3,543)         (1,982)         (1,098)           (870)
Accumulated other comprehensive income (loss)              8,511           6,036           6,761           6,882           4,803
                                                     ---------------------------------------------------------------------------
            TOTAL STOCKHOLDERS' EQUITY                   175,308         154,695         152,462         149,736         143,884
                                                     ---------------------------------------------------------------------------
            TOTAL LIABILITIES AND
            STOCKHOLDERS' EQUITY                     $ 1,700,312     $ 1,529,110     $ 1,524,363     $ 1,483,907     $ 1,455,334
                                                     ===========================================================================

FIRST COMMUNITY BANCSHARES, INC.
SELECTED FINANCIAL INFORMATION
(DOLLARS IN THOUSANDS)

                                                                               AS OF AND FOR THE QUARTER ENDED

                                                               JUNE 30,      MARCH 31,   DECEMBER 31,  SEPTEMBER 30,   JUNE 30,
                                                                 2003          2003          2002          2002          2002
                                                               ----------------------------------------------------------------

ASSET QUALITY ANALYSIS:
Allowance for Loan  Losses:
Beginning balance                                              $ 13,782      $ 14,410      $ 14,080      $ 14,194      $ 14,271
Provision                                                         1,308           589           947         1,302         1,022
   Acquisition balance                                             1,609             -           395             -             -
   Charge-offs                                                   (1,418)       (1,668)       (1,212)       (1,593)       (1,243)
   Recoveries                                                       426           451           200           177           144
                                                               ----------------------------------------------------------------
  Net charge-offs                                                  (992)       (1,217)       (1,012)       (1,416)       (1,099)
      Ending balance                                           $ 15,707      $ 13,782      $ 14,410      $ 14,080      $ 14,194
                                                               ================================================================

NONPERFORMING ASSETS:
Nonaccrual loans                                               $  2,547      $  3,997      $  3,075      $  4,987      $  4,131
Foreclosed real estate                                            2,787         2,544         2,855         2,668         2,452
Repossessions                                                       140           188           172           341           436
Loans 90 days or more past due & still accruing                      86            21            91           367           254
                                                               ----------------------------------------------------------------
Nonperforming assets                                           $  5,560      $  6,750      $  6,193      $  8,363      $  7,273
                                                               ================================================================

Loans 90 days or more past due & still accruing
  as a percentage of  loans held for investment                    0.01%         0.00%         0.01%         0.04%         0.03%


ASSET QUALITY RATIOS:
Nonaccrual loans and leases as a
  percentage of  loans held for investment                         0.25%         0.45%         0.33%         0.54%         0.44%
Nonperforming assets as a percentage of:
  Total assets                                                     0.33%         0.44%         0.41%         0.56%         0.50%
  Loans held for investment plus foreclosed property               0.54%         0.75%         0.67%         0.90%         0.78%
Net charge-offs as a % of average loans held for investment        0.11%         0.13%         0.11%         0.15%         0.12%
Allowance for loan & lease losses as a percentage of loans
  held for investment                                              1.53%         1.54%         1.55%         1.52%         1.53%
Ratio of allowance for loans losses to:
  Nonaccrual loans                                                 6.17          3.45          4.69          2.82          3.44

Restructured loans performing according to modified terms      $    368      $    341      $    345      $    347      $    440
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